Exhibit 99.1
                                  ------------

                                THE MORTGAGE POOL

GENERAL

         The mortgage pool consists of conventional one- to four-family and multifamily, adjustable-rate, fully-amortizing mortgage loans secured by first liens on mortgaged properties. The mortgage loans have original terms to maturity of not greater than 30 years.

         The mortgage pool includes the initial mortgage loans and subsequent mortgage loans. The initial mortgage loans were deposited into the trust on the Closing Date. The subsequent mortgage loans were purchased with amounts on deposit in the pre-funding account described in the prospectus supplement and deposited into the trust on the related subsequent transfer dates.

                  The company conveyed the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties (i) with respect to the initial mortgage loans, in the Mortgage Loan Sale and Contribution Agreement and (ii) with respect to the applicable subsequent mortgage loans, in the related Subsequent Mortgage Loan Sale and Contribution Agreements. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on substantially all of the mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with a mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the mortgage loans have not reached their first adjustment date as of the Closing Date. The mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on substantially all of the mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

                                 SIX-MONTH LIBOR

MONTH                        1995       1996       1997       1998       1999      2000       2001        2002
---------------------------  ----       ----       ----       ----       ----      ----       ----        ----
January....................  6.69%      5.34%      5.71%      5.75%      5.04%      6.23%      5.36%       1.99%
February...................  6.44       5.29       5.68       5.78       5.17       6.32       4.96        2.06
March......................  6.44       5.52       5.96       5.80       5.08       6.53       4.71        2.33
April......................  6.31       5.42       6.08       5.87       5.08       6.61       4.23        2.10
May........................  6.06       5.64       6.01       5.81       5.19       7.06       3.91        2.09
June.......................  5.88       5.84       5.94       5.87       5.62       7.01       3.83        1.95
July.......................  5.88       5.92       5.83       5.82       5.65       6.88       3.70        1.86
August.....................  5.94       5.74       5.86       5.69       5.90       6.83       3.48        1.82
September..................  5.99       5.75       5.85       5.36       5.96       6.76       2.53        1.75
October....................  5.95       5.58       5.81       5.13       6.13       6.72       2.17        1.62
November...................  5.74       5.55       6.04       5.28       6.04       6.68       2.10        1.47
December...................  5.56       5.62       6.01       5.17       6.13       6.20       1.98

PREPAYMENT CHARGES

         Approximately 87.57% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan, other than any multifamily loan, provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. For mortgage loans which are not multifamily loans, the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans, the amount of the charge is an annually declining percentage of the principal balance of the related mortgage loan, and is applicable to any full or partial prepayment. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 17.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.28% per annum to 1.87% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

MORTGAGE LOAN CHARACTERISTICS

         The mortgage loans had an aggregate principal balance as of the related Cut-off Date of approximately $261,780, after application of scheduled payments due on or before the related Cut-off Date, whether or not received. All of the mortgage loans are secured by first liens on the related mortgaged property.

         The average principal balance of the mortgage loans at origination was approximately $261,988. No mortgage loan had a principal balance at origination of greater than approximately $1,410,000 or less than approximately $53,010. The average principal balance of the mortgage loans as of the related Cut-off Date was approximately $261,780. No mortgage loan had a principal balance as of the related Cut-off Date of greater than approximately $1,410,000 or less than approximately $52,970.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.625% per annum to approximately 11.950% per annum and the weighted average mortgage rate was approximately 6.116% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 359 months as of the related Cut-off Date. None of the mortgage loans will have a first Due Date prior to October 1, 2001, or after February 1, 2003, or will have a remaining term to maturity of less than 299 months or greater than 360 months as of the related Cut-off Date. The latest maturity date of any mortgage loan is January 1, 2033.

         Approximately 45.20% of the mortgage loans have initial interest only periods of five years.

         The loan-to-value ratio of an mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the mortgage loans was approximately 80.19%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 22.50%.

         Approximately 1.19% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the related Cut-off Date) are "home loans" and may be "covered home loans" under the Georgia Fair Lending Act. The Georgia Act applies to any mortgage loan that is secured by a property located in the State of Georgia that is the mortgagor's principal residence, that has a principal amount not in excess of the conforming loan balance limit established by Fannie Mae, and that was originated after October 1, 2002. These loans are referred to under the Georgia Act as "home loans." Certain home loans, which are referred to as "covered home loans," have met certain fee and finance-charge criteria. The Georgia Act prohibits certain activities and charges in connection with home loans. Additional prohibitions apply to covered home loans.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class B Bonds" in this prospectus supplement.

         None of the mortgage loans are buydown mortgage loans.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 99.52% of the mortgage loans have not reached their first adjustment date as of the Closing Date.

         Approximately 87.57% of the mortgage loans provide for prepayment charges.

         Approximately 22.16% and 14.57% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.13% per annum.

MULTIFAMILY LOANS

         The initial multifamily loans had an aggregate principal balance as of the related Cut-off Date of approximately $12,405,806, after application of scheduled payments due on or before the related Cut-off Date, whether or not received.

         The average principal balance of the initial multifamily loans at origination was approximately $729,794. No initial multifamily loan had a principal balance at origination of greater than approximately $1,410,000 or less than approximately $270,000. The average principal balance of the initial multifamily loans as of the related Cut-off Date was approximately $729,753. No initial multifamily loan had a principal balance as of the related Cut-off Date of greater than approximately $1,410,000 or less than approximately $270,000.

         As of the related Cut-off Date, the initial multifamily loans had mortgage rates ranging from approximately 4.500% per annum to approximately 6.500% per annum and the weighted average mortgage rate was approximately 5.694% per annum. The initial multifamily loans had debt service coverage ratios as of the related Cut-off Date of at least 1.20x but not more than 1.66x, with a weighted average debt service coverage ratio of approximately 1.41x. The initial multifamily loans had occupancy rates, determined as of the most recent date information was available, of at least 93.00%, with a weighted average occupancy rate at origination of approximately 98.15%. The weighted average of the loan-to-value ratios at origination of the initial multifamily loans was approximately 69.60%. No loan-to-value ratio at origination of any initial multifamily loan was greater than approximately 75.00% or less than approximately 57.03%.

         All of the multifamily loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 365 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the multifamily loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February.

         None of the multifamily loans are cross-collateralized with other multifamily loans. None of the multifamily loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

         See "Yield and Prepayment Considerations -- Multifamily Loans" in this prospectus supplement for additional information about the multifamily loans. See "Servicing Agreement -- Servicing of Multifamily Loans" in this prospectus supplement for a discussion of the servicing of multifamily loans.

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the related Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the related Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                             PRINCIPAL BALANCES AT ORIGINATION

                                                                       PERCENTAGE OF RELATED CUT-OFF
                                    NUMBER OF       AGGREGATE UNPAID        DATE AGGREGATE UNPAID
ORIGINAL PRINCIPAL BALANCES ($)   MORTGAGE LOANS    PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------------   --------------    -----------------  -----------------------------
 50,000.01 - 100,000.00........         118           $  9,947,269             2.21%
100,000.01 - 150,000.00........         278             35,383,286             7.86
150,000.01 - 200,000.00........         299             51,886,823            11.53
200,000.01 - 250,000.00........         252             56,785,799            12.62
250,000.01 - 300,000.00........         250             69,036,583            15.34
300,000.01 - 350,000.00........         145             46,929,834            10.43
350,000.01 - 400,000.00........         148             55,815,690            12.40
400,000.01 - 450,000.00........          75             31,613,891             7.03
450,000.01 - 500,000.00........          51             24,266,722             5.39
500,000.01 - 550,000.00........          33             17,413,448             3.87
550,000.01 - 600,000.00........          21             12,177,019             2.71
600,000.01 - 650,000.00........          16             10,110,934             2.25
650,000.01 - 700,000.00........           7              4,776,761             1.06
700,000.01 - 750,000.00........           8              5,897,750             1.31
750,000.01 - 800,000.00........           3              2,322,600             0.52
800,000.01 - 850,000.00........           1                815,779             0.18
850,000.01 - 900,000.00........           2              1,769,757             0.39
950,000.01 - 1,000,000.00......           7              6,916,851             1.54
1,000,000.01 - 1,050,000.00....           1              1,050,000             0.23
1,100,000.01 - 1,150,000.00....           1              1,143,750             0.25
1,250,000.01 - 1,300,000.00....           2              2,530,000             0.56
1,400,000.01 - 1,450,000.00....           1              1,410,000             0.31
                                      -----           ------------           ------
     Total.....................       1,719           $450,000,547           100.00%
                                      =====           ============           ======


         The average principal balance of the mortgage loans at origination was approximately $261,988.

                    PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                     PERCENTAGE OF RELATED CUT-OFF
                                   NUMBER OF      AGGREGATE UNPAID        DATE AGGREGATE UNPAID
CURRENT PRINCIPAL BALANCES ($)   MORTGAGE LOANS   PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------------------   --------------   -----------------  -----------------------------
 50,000.01 - 100,000.00.......        118           $  9,947,269              2.21%
100,000.01 - 150,000.00.......        279             35,533,276              7.90
150,000.01 - 200,000.00.......        298             51,736,833             11.50
200,000.01 - 250,000.00.......        254             57,285,542             12.73
250,000.01 - 300,000.00.......        249             68,835,752             15.30
300,000.01 - 350,000.00.......        144             46,630,922             10.36
350,000.01 - 400,000.00.......        148             55,815,690              12.4
400,000.01 - 450,000.00.......         75             31,613,891              7.03
450,000.01 - 500,000.00.......         51             24,266,722              5.39
500,000.01 - 550,000.00.......         33             17,413,448              3.87
550,000.01 - 600,000.00.......         21             12,177,019              2.71
600,000.01 - 650,000.00.......         16             10,110,934              2.25
650,000.01 - 700,000.00.......          7              4,776,761              1.06
700,000.01 - 750,000.00.......          8              5,897,750              1.31
750,000.01 - 800,000.00.......          3              2,322,600              0.52
800,000.01 - 850,000.00.......          1                815,779              0.18
850,000.01 - 900,000.00.......          2              1,769,757              0.39
950,000.01 - 1,000,000.00.....          7              6,916,851              1.54
1,000,000.01 - 1,050,000.00...          1              1,050,000              0.23
1,100,000.01 - 1,150,000.00...          1              1,143,750              0.25
1,250,000.01 - 1,300,000.00...          2              2,530,000              0.56
1,400,000.01 - 1,450,000.00...          1              1,410,000              0.31
                                    -----           ------------            ------
     Total....................      1,719           $450,000,547            100.00%
                                    =====           ============            ======


     As of the related Cut-off Date, the average current principal balance of the mortgage loans will be approximately $261,780.

                                 MORTGAGE RATES

                                                           PERCENTAGE OF RELATED CUT-OFF
                         NUMBER OF      AGGREGATE UNPAID        DATE AGGREGATE UNPAID
  MORTGAGE RATES(%)    MORTGAGE LOANS  PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------------  --------------  -----------------   -----------------------------
2.500 -   2.999......         16         $  5,024,550               1.12%
3.000 -   3.499......         21            6,054,436               1.35
3.500 -   3.999......         57           17,727,768               3.94
4.000 -   4.499......         80           21,671,148               4.82
4.500 -   4.999......        137           37,851,708               8.41
5.000 -   5.499......        150           46,687,636              10.38
5.500 -   5.999......        311           94,438,803              20.99
6.000 -   6.499......        186           50,129,982              11.14
6.500 -   6.999......        237           61,868,584              13.75
7.000 -   7.499......        140           32,761,678               7.28
7.500 -   7.999......        144           31,980,784               7.11
8.000 -   8.499......         62           13,993,523               3.11
8.500 -   8.999......         65           11,136,894               2.47
9.000 -   9.499......         40            7,900,871               1.76
9.500 -   9.999......         45            6,704,352               1.49
10.000 - 10.499......         11            1,825,485               0.41
10.500 - 10.999......         11            1,661,277               0.37
11.000 - 11.499......          3              344,313               0.08
11.500 - 11.999......          3              236,756               0.05
                           -----         ------------             ------
     Total...........      1,719         $450,000,547             100.00%
                           =====         ============             ======

     The weighted average mortgage rate of the mortgage loans was approximately 6.116% per annum.

                              NEXT ADJUSTMENT DATE

                                                           PERCENTAGE OF RELATED CUT-OFF
                          NUMBER OF     AGGREGATE UNPAID        DATE AGGREGATE UNPAID
NEXT ADJUSTMENT DATE   MORTGAGE LOANS   PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------------   --------------   -----------------  -----------------------------
December 1, 2002.....         5            $  1,706,814          0.38%
January 1, 2003......         7               2,084,655          0.46
February 1, 2003.....        23               6,166,390          1.37
March 1, 2003........        89              27,739,920          6.16
April 1, 2003........       299              84,004,396         18.67
May 1, 2003..........       553             150,500,385         33.44
June 1, 2003.........       219              56,600,356         12.58
July 1, 2003.........        17               5,147,450          1.14
December 1, 2003.....         1                 248,500          0.06
January 1, 2004......         1                 270,218          0.06
March 1, 2004........         1                 120,213          0.03
April 1, 2004........         5                 882,140          0.20
May 1, 2004..........        12               1,843,070          0.41
June 1, 2004.........        10               1,846,214          0.41
July 1, 2004.........        23               4,416,360          0.98
August 1, 2004.......        44               7,992,597          1.78
September 1, 2004....        55              13,066,233          2.90
October 1, 2004......        58              11,929,345          2.65
November 1, 2004.....        79              19,417,412          4.31
December 1, 2004.....        55              12,558,061          2.79
January 1, 2005......        10               1,920,150          0.43
February 1, 2005.....         2                 274,788          0.06
March 1, 2005........         1                 298,912          0.07
May 1, 2005..........         1                  86,239          0.02
June 1, 2005.........         6               1,097,367          0.24
July 1, 2005.........         4                 694,256          0.15
August 1, 2005.......         5                 633,037          0.14
September 1, 2005....        11               1,869,632          0.42
October 1, 2005......        15               2,749,903          0.61
November 1, 2005.....         7               2,000,147          0.44
December 1, 2005.....         9               5,299,043          1.18
January 1, 2006......         1                 280,000          0.06
September 1, 2006....         1                  75,158          0.02
January 1, 2007......         2                 171,135          0.04
August 1, 2007.......         2                 258,756          0.06
September 1, 2007....         5               1,078,801          0.24
October 1, 2007......        19               4,220,321          0.94
November 1, 2007.....        29               7,997,802          1.78
December 1, 2007.....        15               7,753,439          1.72
October 1, 2009......        17               2,562,454          0.57
November 1, 2009.....         1                 138,477          0.03
                          -----            ------------         ------
     Total...........     1,719            $450,000,547         100.00%
                          =====            ============         ======

     As of the related Cut-off Date, the weighted average remaining months to the next adjustment date of the mortgage loans will be approximately 12 months.

                                  GROSS MARGIN

                                                           PERCENTAGE OF RELATED CUT-OFF
                       NUMBER OF       AGGREGATE UNPAID         DATE AGGREGATE UNPAID
  GROSS MARGIN (%)   MORTGAGE LOANS   PRINCIPAL BALANCE           PRINCIPAL BALANCE
-------------------  --------------   -----------------    -----------------------------
1.250 - 1.999......        22          $  7,318,269                1.63%
2.000 - 2.249......        22             5,661,244                1.26
2.250 - 2.499......       295            82,572,901               18.35
2.500 - 2.749......       392           111,553,637               24.79
2.750 - 2.999......       397           105,778,045               23.51
3.000 - 3.249......       183            48,298,990               10.73
3.250 - 3.499......       121            29,534,878                6.56
3.500 - 3.749......        70            16,347,394                3.63
3.750 - 3.999......        56            13,531,529                3.01
4.000 - 4.249......        53            10,417,068                2.31
4.250 - 4.499......        30             5,462,097                1.21
4.500 - 4.749......        28             5,415,003                1.20
4.750 - 4.999......        15             2,729,467                0.61
5.000 - 5.249......        12             1,812,342                0.40
5.250 - 5.499......         8             1,148,348                0.26
5.500 - 5.749......         8               993,912                0.22
5.750 - 5.999......         3               753,434                0.17
6.000 - 6.249......         4               671,991                0.15
                        -----          ------------              ------
   Total...........     1,719          $450,000,547              100.00%
                        =====          ============              ======

     As of the related Cut-off Date, the weighted average Gross Margin of the mortgage loans will be approximately 2.869% per annum.

                             MAXIMUM MORTGAGE RATE

                                                              PERCENTAGE OF RELATED CUT-OFF
                              NUMBER OF    AGGREGATE UNPAID        DATE AGGREGATE UNPAID
MAXIMUM MORTGAGE RATE (%)  MORTGAGE LOANS  PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------  --------------  -----------------  -----------------------------
8.500 -   8.999..........        17          $  5,176,061               1.15%
9.000 -   9.499..........        21             6,054,436               1.35
9.500 -   9.999..........        54            16,612,694               3.69
10.000 - 10.499..........        79            22,402,053               4.98
10.500 - 10.999..........       138            42,092,305               9.35
11.000 - 11.499..........       153            48,137,220              10.70
11.500 - 11.999..........       287            84,796,453              18.84
12.000 - 12.499..........       163            41,783,645               9.29
12.500 - 12.999..........       285            75,184,383              16.71
13.000 - 13.499..........       133            30,339,929               6.74
13.500 - 13.999..........       143            32,078,189               7.13
14.000 - 14.499..........        61            13,977,278               3.11
14.500 - 14.999..........        66            11,380,257               2.53
15.000 - 15.499..........        43             8,761,430               1.95
15.500 - 15.999..........        45             6,728,701               1.50
16.000 - 16.499..........        10             1,553,652               0.35
16.500 - 16.999..........        13             1,846,443               0.41
17.000 - 17.499..........         4               616,146               0.14
17.500 - 17.999..........         3               409,340               0.09
19.500 - 19.999..........         1                69,932               0.02
                              -----          ------------             ------
     Total...............     1,719          $450,000,547             100.00%
                              =====          ============             ======


     As of the related Cut-off Date, the weighted average Maximum Mortgage Rate of the mortgage loans will be approximately 12.124% per annum.



                            INITIAL FIXED-RATE PERIOD

                                                                 PERCENTAGE OF RELATED CUT-OFF
                                NUMBER OF     AGGREGATE UNPAID        DATE AGGREGATE UNPAID
INITIAL FIXED-RATE PERIOD    MORTGAGE LOANS   PRINCIPAL BALANCE         PRINCIPAL BALANCE
-------------------------    --------------   -----------------  -----------------------------
Six Months...............          354          $ 76,510,514             17.00%
Two Years................           62            15,283,325              3.40
Three Years..............        1,212           333,950,366             74.22
Five Years...............           73            21,555,412              4.79
Seven Years..............           18             2,700,930              0.60
                                 -----          ------------            ------
   Total.................        1,719          $450,000,547            100.00%
                                 =====          ============            ======

                                INITIAL RATE CAP

                                                           PERCENTAGE OF RELATED CUT-OFF
                          NUMBER OF    AGGREGATE UNPAID         DATE AGGREGATE UNPAID
INITIAL RATE CAP (%)   MORTGAGE LOANS  PRINCIPAL BALANCE          PRINCIPAL BALANCE
--------------------   --------------  -----------------   -----------------------------
1.00................        1,198         $330,287,614             73.40%
1.50................           13            3,546,752              0.79
2.00................            4              944,484              0.21
3.00................          447           98,029,353             21.78
5.00................           49           16,154,686              3.59
6.00................            8            1,037,659              0.23
                            -----         ------------            ------
   Total............        1,719         $450,000,547            100.00%
                            =====         ============            ======




                                PERIODIC RATE CAP

                                                           PERCENTAGE OF RELATED CUT-OFF
                          NUMBER OF     AGGREGATE UNPAID        DATE AGGREGATE UNPAID
PERIODIC RATE CAP (%)  MORTGAGE LOANS  PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------------  --------------  -----------------   -----------------------------
1.00.................      1,651          $438,585,673            97.46%
1.50.................         23             4,721,352             1.05
2.00.................         45             6,693,523             1.49
                           -----          ------------           ------
  Total..............      1,719          $450,000,547           100.00%
                           =====          ============           ======

                          ORIGINAL LOAN-TO-VALUE RATIOS


                                                                       PERCENTAGE OF RELATED CUT-OFF
                                     NUMBER OF      AGGREGATE UNPAID        DATE AGGREGATE UNPAID
ORIGINAL LOAN-TO-VALUE RATIOS (%)  MORTGAGE LOANS   PRINCIPAL BALANCE         PRINCIPAL BALANCE
---------------------------------  --------------   -----------------  -----------------------------
20.01 -  25.00..................         2             $ 285,806               0.06%
30.01 -  35.00..................         3               315,790               0.07
35.01 -  40.00..................         9             3,056,436               0.68
40.01 -  45.00..................        10             2,281,800               0.51
45.01 -  50.00..................        15             3,845,946               0.85
50.01 -  55.00..................        20             5,159,791               1.15
55.01 -  60.00..................        32            11,209,327               2.49
60.01 -  65.00..................        32            11,589,735               2.58
65.01 -  70.00..................       179            60,576,283              13.46
70.01 -  75.00..................        99            30,661,554               6.81
75.01 -  80.00..................       589           155,750,074              34.61
80.01 -  85.00..................        50            10,815,905               2.40
85.01 -  90.00..................       352            86,692,067              19.26
90.01 -  95.00..................       303            62,845,505              13.97
95.01 - 100.00..................        24             4,914,530               1.09
                                     -----          ------------             ------
  Total.........................     1,719          $450,000,547             100.00%
                                     =====          ============             ======


     The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 22.50% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 80.19%.

                                 OCCUPANCY TYPES

                                                           PERCENTAGE OF RELATED CUT-OFF
                           NUMBER OF    AGGREGATE UNPAID        DATE AGGREGATE UNPAID
     OCCUPANCY TYPE     MORTGAGE LOANS  PRINCIPAL BALANCE         PRINCIPAL BALANCE
----------------------  --------------  -----------------  -----------------------------
Owner Occupied........       1,444       $385,401,208                85.64%
Non-Owner Occupied....         235         56,582,920                 12.57
Second Home...........          40          8,016,419                  1.78
                             -----       ------------               ------
    Total.............       1,719       $450,000,547               100.00%
                             =====       ============               ======


     Occupancy type is based on the representation of the borrower at the time of origination.



                          MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                 PERCENTAGE OF CUT-OFF
                                               NUMBER OF     AGGREGATE UNPAID    DATE AGGREGATE UNPAID
   LOAN PROGRAM AND DOCUMENTATION TYPE       MORTGAGE LOANS  PRINCIPAL BALANCE     PRINCIPAL BALANCE
-----------------------------------------    --------------  -----------------   ---------------------
Progressive Express(TM) Program (Verified
Assets)..................................        460          $124,636,670               27.70%
Progressive Series Program (Limited
(Stated) Documentation)..................        342            99,801,126               22.18
Progressive Express(TM)Program (Non
Verified Assets).........................        415            91,461,403               20.32
Progressive Series Program (Full
Documentation)...........................        273            77,204,032               17.16
Progressive Express(TM)No Doc Program (No
Documentation)...........................        174            37,162,514                8.26
Progressive Series Program (No Income/No
Asset Documentation).....................         37            15,613,707                3.47
Progressive Express(TM)Program No Doc
Program (Verified Assets)................         16             3,476,116                0.77
Progressive Series Program (Lite Income/
Stated Asset Documentation)..............          2               644,978                0.14
                                               -----          ------------              ------
      Total..............................      1,719          $450,000,547              100.00%



         See "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                 RISK CATEGORIES

                                                                      PERCENTAGE OF CUT-OFF
                                    NUMBER OF      AGGREGATE UNPAID   DATE AGGREGATE UNPAID
       CREDIT GRADE               MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------------------  --------------   -----------------  ---------------------
A+(1)...........................        402          $112,086,806             24.91%
A(1)............................        304            92,389,947              20.53
A-(1)...........................         15             3,498,603               0.78
Progressive Express(TM)I(2).....        488           120,754,685              26.83
Progressive Express(TM)II(2)....        446           106,482,365              23.66
Progressive Express(TM)III(2)...         24             6,144,964               1.37
Progressive Express(TM)IV(2)....         25             5,567,106               1.24
Progressive Express(TM)V(2).....         10             2,186,094               0.49
Progressive Express(TM)VI(2)....          5               889,978               0.20
                                      -----          ------------            -------
   Total........................      1,719          $450,000,547            100.00%

_________________


(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, and III, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.



                                 PROPERTY TYPES

                                                               PERCENTAGE OF CUT-OFF
                                                                  DATE AGGREGATE
                               NUMBER OF     AGGREGATE UNPAID    PRINCIPAL UNPAID
    PROPERTY TYPE           MORTGAGE LOANS  PRINCIPAL BALANCE         BALANCE
--------------------------  --------------  -----------------  ---------------------
Single-Family.............      1,081          $275,180,892            61.15%
De Minimis PUD............        268            82,160,623             18.26
Condominium...............        202            42,450,958              9.43
Planned Unit Development..         90            20,291,858              4.51
Multifamily...............         17            12,405,806              2.76
Two Family................         29             6,991,124              1.55
Three Family..............          9             3,678,758              0.82
Hi-Rise Condo.............         12             3,641,838              0.81
Four Family...............         10             3,052,900              0.68
CondoHotel................          1               145,790              0.03
                                -----          ------------           -------
   Total..................      1,719          $450,000,547           100.00%
                                =====          ============           ======

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                            PERCENTAGE OF CUT-OFF
                                                                               DATE AGGREGATE
                                            NUMBER OF     AGGREGATE UNPAID    PRINCIPAL UNPAID
                 STATE                   MORTGAGE LOANS  PRINCIPAL BALANCE         BALANCE
---------------------------------------  --------------  -----------------  ---------------------
California.............................        948         $287,346,440            63.85%
Colorado...............................        164           30,538,207              6.79
Florida................................         59           13,913,682              3.09
Other (less than 3% in any one state)..        548          118,202,218             26.27
                                             -----         ------------           -------
   Total...............................      1,719         $450,000,547           100.00%
                                             =====         ============           ======


     No more than approximately 0.76% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.


                                  LOAN PURPOSES

                                                                PERCENTAGE OF
                                                                 CUT-OFF DATE
                             NUMBER OF     AGGREGATE UNPAID    AGGREGATE UNPAID
    LOAN PURPOSE           MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-------------------------  --------------  -----------------   -----------------
Purchase.................      1,105          $281,569,683            62.57%
Cash-Out Refinance.......        450           128,040,735            28.45
Rate and Term Refinance..        163            40,274,212             8.95
Construction.............          1               115,918             0.03
                               -----          ------------          -------
   Total.................      1,719          $450,000,547          100.00%
                               =====          ============          ======

     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.